Exhibit 10.9

Upon recordation, return to: Christopher J. Hart, Esq. Katten Muchin Rosenman LLP 1025 Thomas Jefferson Street, N.W. Suite 700, East Lobby Washington, DC 20007-5201 Parcel No. APN 232-091-05	(Space above for Recorder’s Use)

EXECUTION COUNTERPART

Hilton Suites - Anaheim

Anaheim, California

WELLS FARGO BANK, N.A., as Trustee for the Registered Holders of Credit Suisse First

Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series

2005-C5

Loan Assumption

and

Modification Agreement

Date: October 4, 2006

Location of Property: 400 North State College Blvd.

                                      Anaheim, California 92868

LOAN ASSUMPTION AND MODIFICATION AGREEMENT

THIS LOAN ASSUMPTION AND MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of the 4th day of October, 2006, by and among KPA HS ANAHEIM LLC, a Delaware limited liability company (“Assuming Borrower”), KPA ANAHEIM ORANGE LESSEE LLC, a Delaware limited liability company, each having an address of c/o Innkeepers USA Limited Partnership, 340 Royal Poinciana Way, Suite 306, Palm Beach, Florida 33480 (“Operating Lessee”), RLJ ANAHEIM SUITES HOTEL, L.P., a Delaware limited partnership (“Original Borrower”), and RLJ ANAHEIM SUITES HOTEL LESSEE, L.P., a Delaware limited partnership (“Original Lessee”), each having an address at c/o RLJ Capital Partners LLC, 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814, in favor of WELLS FARGO BANK, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5, having an address at c/o Capmark Finance Inc., 200 Witmer Road, Horsham, Pennsylvania 19044 (“Lender”).

Recitals

All capitalized terms not defined herein are defined on the attached and incorporated Schedule 1.

A. GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank, now known as CAPMARK BANK, a Utah industrial bank (“Original Lender”), made a loan to Original Borrower in the original principal amount of THIRTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($13,700,000.00) (the “Loan”). The Loan is evidenced and secured by the documents executed in connection with the Loan, in favor of Original Lender by Original Borrower, as those set forth on Schedule 1 (the “Loan Documents”).

B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender pursuant to that certain Assignment of Deed of Trust, Leasehold Deed of Trust, Assignment of Leases and Profits, Security Agreement and Fixture Financing Statement and Assignment of Assignment of Leases and Rents recorded on January 13, 2006 as Instrument No. 2006000028576 in the Official Records of Orange County, California (the “Recorder’s Office”), and Lender is the current holder of all of Original Lender’s interest in the Loan and Loan Documents.

C. The above-referenced Loan is a part of a mortgage pool known as Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5, for which, Wells Fargo Bank, N.A., is Trustee and Capmark Finance Inc., f/k/a GMAC Commercial Mortgage Corporation (“Capmark”) serves as Master Servicer.

D. As of the date hereof, and immediately prior to the consummation of the transactions described herein, Original Borrower continues to be the owner of the real property and improvements thereon described in and encumbered by the Deed of Trust, the Assignment of Rents and the other Loan Documents.

E. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July 21, 2006 (as amended from time to time, the “Sales Agreement”), by and between Original Borrower and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (“Purchaser”), Original Borrower agreed to transfer and Purchaser agreed to acquire that certain real property more particularly described on Exhibit “A” attached hereto, together with all other property encumbered by the Deed of Trust and the other Loan Documents (collectively, the “Property”). Pursuant to that certain Assignment of Purchase and Sale Agreement and Escrow Instructions, dated substantially of even date herewith, all rights and interests of Purchaser in, to and under the Sales Agreement were assigned by Purchaser to Assuming Borrower. The Sales Agreement requires that Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the transfer of the Property upon the Lender’s consent to the transfer of the Property and the assumption of the Loan (the “Sale and Assumption”).

F. Pursuant to the terms of the Deed of Trust and the Assignment of Rents, Original Borrower has the right to transfer the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Deed of Trust, the Assignment of Rents and the other Loan Documents, each as modified herein, and to the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents.

G. In connection with the Sale and Assumption and in order to comply with federal tax laws, Assuming Borrower intends to lease the Property to Operating Lessee pursuant to that certain Operating Lease Agreement between Assuming Borrower, as lessor, and Operating Lessee, as lessee, dated as of even date herewith (the “Operating Lease”).

H. Lender is willing to consent to the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Deed of Trust, the Assignment of Rents and the other Loan Documents, each as modified herein, and to the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement, including the modifications to the Loan Documents set forth in Section 6 hereof, the Operating Lease, the Franchise Agreement (as defined in Section 6(b) hereof), the Management Agreement (as defined in Section 6(b) hereof), and in the Deed of Trust, the Assignment of Rents and in the other Loan Documents, each as modified herein.

I. Lender, Original Borrower, Original Lessee, Assuming Borrower and Operating Lessee by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents, each as modified herein, as hereinafter set forth.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

1. Representations, Warranties, and Covenants of Original Borrower and Original Lessee.

(a) Original Borrower and Original Lessee hereby represent to Lender, as of the date hereof, that: (i) contemporaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower; (ii) contemporaneously with the execution and delivery hereof, Original Lessee has assigned and transferred to Operating Lessee all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof (the “Leases”) retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) there are no defaults by it under the provisions of the Note, the Deed of Trust, the Assignment of Rents or the other Loan Documents; (v) to the actual knowledge of Original Borrower and Original Lessee, there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Note, the Deed of Trust, the Assignment of Rents or the other Loan Documents; (vi) to the actual knowledge of Original Borrower and Original Lessee, all provisions of the Note, the Deed of Trust, the Assignment of Rents and the other Loan Documents are in full force and effect, except as modified herein; and (vii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received.

(b) Original Borrower and Original Lessee hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Borrower and Operating Lessee in all matters relating to the Loan, the Loan Documents, and the Property; (ii) Original Borrower and Original Lessee shall not at any time hereafter take a mortgage encumbering the Property from Assuming Borrower to secure any sums to be paid or obligations to be performed by Assuming Borrower or Operating Lessee so long as any portion of the Loan remains unpaid; (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Borrower or Original Lessee; and (iv) Original Borrower and Original Lessee hereby release Lender, and each of its predecessors in interest, together with any officers, directors, partners, employees, attorneys and agents of each of the foregoing, from all claims and liabilities relating to the transaction evidenced by the Loan Documents through and including the date hereof.

Original Borrower and Original Lessee understand and intend that Lender shall rely on the covenants contained herein.

2. Representations, Warranties, and Covenants of Assuming Borrower.

(a) Assuming Borrower hereby represents and warrants to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, it has acquired from Original Borrower all of the Property, and all of Original Borrower’s rights in the Leases; (ii) it has assumed the performance of Original Borrower’s obligations under the Leases; and (iii) it has not granted to Original Borrower a mortgage or other lien upon the Property to secure any debt or obligations owed to Original Borrower.

(b) Assuming Borrower hereby covenants and agrees that it hereby: (i) assumes the obligations contained in the Loan Documents in accordance with the terms of the Loan Documents and this Agreement; (ii) shall pay when and as due all sums due under the Note and other Loan Documents (as modified hereby); (iii) shall perform all obligations imposed upon Original Borrower under the Deed of Trust, the Assignment of Rents and all other Loan Documents, all as modified hereby; and (iv) releases Lender, and each of its predecessors in interest, together with any officers, directors, partners, employees, servicers, agents and attorneys of each of the foregoing, from all claims and liabilities relating to the transaction evidenced by the Loan Documents, or in connection with the assumption, evidenced and effected hereby, through and including the date of this Agreement, excluding, however, any breach by Lender of its obligations hereunder. Assuming Borrower shall not hereafter, without Lender’s prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents.

(c) Assuming Borrower is a limited liability company duly organized and validly existing under the laws of the State of its formation, and is qualified to do business in the State where the Property is located. Assuming Borrower’s registered office is as set forth in its operating agreement or most recent amendment thereto. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents. Assuming Borrower is in good standing under the laws of the State of its formation.

(d) Operating Lessee hereby represents and warrants to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, it has acquired from Original Lessee all of Original Lessee’s right, title and interest in the Property, and all of Original Lessee’s rights in the Leases; (ii) it has assumed the performance of Original Lessee’s obligations under the Leases and with respect to the Property; and (iii) it has not granted to Original Lessee a mortgage or other lien upon the Property to secure any debt or obligations owed to Original Lessee.

(e) Operating Lessee is a limited liability company duly organized and validly existing under the laws of the State of its formation, and is qualified to do business in the State where the Property is located. Operating Lessee’s registered office is as set forth in its operating agreement or most recent amendment thereto. Operating Lessee has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents. Operating Lessee is in good standing under the laws of the State of its formation.

(f) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Borrower or Operating Lessee, enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. Neither the entry into nor the performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Borrower or Operating Lessee or any property of Assuming Borrower or Operating Lessee is bound or any statute, rule or regulation applicable to Assuming Borrower or Operating Lessee.

(g) Neither the execution of this Agreement nor the assumption and performance of the obligations hereunder has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which the Assuming Borrower or Operating Lessee or any property of Assuming Borrower or Operating Lessee is bound or any statute, rule or regulation applicable to Assuming Borrower.

(h) There is no action, proceeding or investigation pending or threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Borrower.

(i) To Assuming Borrower’s knowledge, there has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Borrower or any of its properties or assets, whether insured against or not, since Assuming Borrower submitted to Lender its request to assume the Loan.

(j) The financial statements and other data and information supplied by Assuming Borrower in connection with Assuming Borrower’s request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Borrower were in all material respects true and correct as of the date specified therein, and since their dates no material adverse change in the financial condition of Assuming Borrower has occurred, and there are not any pending or proceedings or litigation threatened in writing, which might impair to a material extent the business or financial condition of Assuming Borrower.

(k) Assuming Borrower hereby represents and warrants to Lender that Assuming Borrower will not permit the transfer of any interest in Assuming Borrower, its subsidiaries or affiliates to any person or entity (or any beneficial owner of such entity) who is listed on the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001), and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Assuming Borrower will not knowingly enter into a lease, contract or other agreement with any party who is listed on the OFAC Lists. Assuming Borrower shall immediately notify Lender if Assuming Borrower has knowledge that any member or beneficial owner of Assuming Borrower is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower shall immediately notify Lender if Assuming Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower further represents and warrants to Lender that it is not currently listed on the OFAC Lists.

(l) To the best knowledge of Assuming Borrower or Operating Lessee (which shall exclude the knowledge of any employees employed by Original Borrower or Original Lessee), no representation or warranty of Assuming Borrower or Operating Lessee made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

Assuming Borrower and Operating Lessee understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

3. Assumption of Obligations.

(a) Assuming Borrower hereby assumes the principal indebtedness evidenced by the Note and all of the obligations, terms, covenants, conditions and agreements of every type and nature set forth in the Note, the Deed of Trust, the Assignment of Rents and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower, as modified by the terms and conditions of this Agreement, unless Lender determines, in its sole and absolute discretion, that any claim or indemnification with respect to Assuming Borrower arose, without dispute, prior to the assumption by Assuming Borrower of the Loan pursuant to the terms of this Agreement, in which case, Original Borrower shall be liable for and shall satisfy such claim or obligation. Assuming Borrower agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Note, the Deed of Trust, the Assignments of Rents and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of its obligations under the Note, the Deed of Trust, the Assignments of Rents or any of the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

(b) Notwithstanding anything to the contrary in Section 3(a) above or elsewhere in this Agreement, Operating Lessee hereby irrevocably agrees that it shall assume, jointly and severally with Assuming Borrower, all of Assuming Borrower’s covenants under the Deed of Trust and the other Loan Documents with respect to the Property and the possession, operation and maintenance of the Property (which, for the avoidance of doubt shall not include the obligations of Assuming Borrower under the Note nor any obligation for the payment of any amount due to Lender under the Loan Documents) to the extent within the control of, and applicable to Operating Lessee’s interest in the Property and its leasehold interest in the Property. By way of example Operating Lessee and Assuming Borrower shall each be required to abide by (i) the same insurance requirements and monthly reporting requirements contained in such Loan Documents and (ii) the terms and conditions of Section 13 of the Deed of Trust relating to transfer or encumbrance of the Property, or of direct or indirect interests in Assuming Borrower, or by its execution of this Agreement, in Operating Lessee. Operating Lessee acknowledges and agrees that this Agreement shall be recorded in the Recorder’s Office and that additional UCC-1 financing statements shall be filed in all appropriate jurisdictions to evidence Assuming Borrower’s security interest in all of Operating Lessee’s right, title and interest in the Property, Leases, Rents, Contracts and Collateral described in the Deed of Trust. Operating Lessee acknowledges that Lender currently holds pursuant to the Loan Documents a first priority security interest in and first priority lien on all of the right, title and interest to the Property (as defined herein and in the Deed of Trust), including without limitation, Operating Lessee’s right, title and interest in the Property, Leases, Rents, Contracts and Collateral described in the Deed of Trust, together with all of Operating Lessee’s right, title and interest in and to all personal property, inventory, contract rights and intangibles held or owned by Operating Lessee in connection with the Property, including without limitation all property franchise, licenses and management agreements. In addition, any and all of the covenants set forth in the Loan Documents referenced in this Section 3(b) may be satisfied by either Operating Lessee or Assuming Borrower; provided, however, that if such covenant is one that can be complied with by both Operating Lessee and Assuming Borrower then both Operating Lessee and Assuming Borrower shall be required to comply with such covenant. Further, any factual representations made by Assuming Borrower under the Loan Documents shall be deemed correct if such representation would be correct if made by Operating Lessee but only to the extent consistent with the transactions contemplated in this Agreement. A default or Event of Default caused by the Operating Lessee shall constitute a default or Event of Default under the Deed of Trust.

4. Ownership of the Loan; Consent to Conveyance and Assumption; and Release. Lender hereby represents and warrants that it is the owner of the Loan and the party executing this Agreement on Lender’s behalf is authorized to do so. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower and Operating Lessee, subject to the Deed of Trust, the Assignments of Rents and the other Loan Documents; and (b) the assumption by Assuming Borrower of the Loan and of the obligations of Original Borrower under the Loan Documents. Original Borrower is hereby released from any liability to Lender under any and all of the Note, the Deed of Trust, the Assignments of Rents and the other Loan Documents arising or first accruing subsequent to the transfer of the Property to Assuming Borrower and Lender’s counsel’s written authorization to the title insurance company endorsing Lender’s title insurance policy to close the contemplated transaction and record the conveyancing deed to Assuming Borrower. Lender’s consent to such transfer shall, however, not constitute its consent to any subsequent transfers of the Property. Original Borrower hereby acknowledges and agrees that the foregoing release shall not be construed to release Original Borrower from any liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the Lender’s counsel’s written authorization to the title insurance company endorsing Lender’s title insurance policy to close the contemplated transaction and record the conveyancing deed to Assuming Borrower.

5. Acknowledgment of Indebtedness. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree and Lender represents that, as of the date hereof the principal balance of the Note is THIRTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 Dollars ($13,700,000.00) and interest on the Note is paid to October 1, 2006, and the current balance as of even date hereof in the tax and insurance escrow account is $249,001.34 and in the replacement reserve account is $387,892.97. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender.

6. Modifications of the Loan Documents.

(a) Each of the Loan Documents are hereby modified such that each Loan Document which provides addresses for Lender and Borrower, together with the addresses for the mailing of copies of any notices provided to such parties thereunder, are hereby deleted in their entirety and the following substituted in lieu thereof:

“If to Borrower:	KPA HS Anaheim LLC
c/o Innkeepers USA Limited Partnership
340 Royal Poinciana Way, Suite 306,
Palm Beach, Florida 33480
Attn: Mark A. Murphy

With a copy by the same means sent simultaneously to:

Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars
Suite 1800
Los Angeles, California 90067
Attn: Karen L. Lawlor, Esq.

If to Operating Lessee:

KPA Anaheim Orange Lessee LLC
c/o Innkeepers USA Limited Partnership
340 Royal Poinciana Way, Suite 306,
Palm Beach, Florida 33480
Attn: Mark A. Murphy

With a copy by the same means sent simultaneously to:

Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars
Suite 1800
Los Angeles, California 90067
Attn: Karen L. Lawlor, Esq.

If to Lender:	Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5
c/o Capmark Finance Inc.
200 Witmer Road
Horsham Pennsylvania 19044
Attn: Client Relations Manager – Loan No. 01-1049660

And with a copy by the same means sent simultaneously to:

Katten Muchin Rosenman LLP
1025 Thomas Jefferson Street, N.W.
Suite 700, East Lobby
Washington, DC 20007-5201
Attn: Christopher J. Hart, Esq.

or to any other person or address in the continental United States of America, Alaska or Hawaii as either such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other parties.”

(b) The Deed of Trust is hereby amended as follows:

(i) The following definitions of Section 1 of the Deed of Trust are hereby amended and restated in their entireties to read as follows:

(A) “(aa) “Franchise Agreement” shall mean the Franchise License Agreement dated as of October 4, 2006 between Accommodation Grantor and Franchisor pursuant to which Grantor has the right to operate the hotel located on the Property under a name and/or hotel system controlled by Franchisor.”

(B) “(ss) “Management Agreement” shall mean the Hotel Management Agreement dated as of October 4, 2006 between Accommodation Grantor and Manager, pursuant to which Manager operates the Property as a hotel.”

(C) “(tt) “Manager” means Innkeepers Hospitality Management, Inc., a Florida corporation.”

(D) “(ccc) “Operating Lease” means that certain Operating Lease Agreement between Borrower, as lessor, and Accommodation Grantor, as lessee, dated as of October 4, 2006 with respect to the property.”

(ii) The first sentence of Section 57 of the Deed of Trust is hereby amended and restated to read as follows:

“Grantor hereby irrevocably appoints CT Corporation System having an address of 818 West Seventeenth Street, Suite 200, Los Angeles, California

90017, as its authorized agent to accept and acknowledge, on behalf of Grantor, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 56 hereof in any State or Federal court within the County of Orange.”

(iii) Sections 71(b)(i), (b)(ii) and (b)(iii) of the Deed of Trust are hereby amended and restated to read as follows:

“(i) The name and address of the record owner of the real estate and the Debtor described in the instrument is:

KPA HS Anaheim LLC

c/o Innkeepers USA Limited Partnership

340 Royal Poinciana Way, Suite 306,

Palm Beach, Florida 33480

Attn: Mark A. Murphy

KPA Anaheim Orange Lessee LLC

c/o Innkeepers USA Limited Partnership

340 Royal Poinciana Way, Suite 306,

Palm Beach, Florida 33480

Attn: Mark A. Murphy

(ii) Borrower’s Federal Tax ID No. is 20-5410302. Accommodation Grantor’s Federal Tax ID No. is 20-5425668.

(iii) The name and address of the Secured Party is:

Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5

c/o Capmark Finance Inc.

200 Witmer Road

Horsham Pennsylvania 19044

Attn: Client Relations Manager – Loan No. 01-1049660.”

7. Interest Accrual Rate and Monthly Installment Payment Amount to Remain the Same. The interest rate and the monthly payments set forth in the Note shall remain unchanged.

8. Subordination of Operating Lease.

(a) The Operating Lease and all right, title and interest of Operating Lessee thereunder and in and to the Property or any portion thereof, if any, are and shall be subject and subordinate to the lien of the Deed of Trust, including, without limitation, any and all fees and reimbursable expenses and other sums payable to Operating Lessee under the Operating Lease.

Operating Lessee hereby acknowledges that all provisions of the Operating Lease relating to the application of insurance proceeds and condemnation awards are subject to and junior and inferior to the terms and provisions of the Deed of Trust and the other Loan Documents, and the terms and provisions of the Deed of Trust and the other Loan Documents shall govern and control in the event of any conflict. The Operating Lease shall be considered a Lease (as such term is defined in the Deed of Trust) and subject to all the terms and conditions regarding a Lease contained in the Loan Documents.

(b) Operating Lessee agrees that, upon a Foreclosure of the Deed of Trust, provided that the Operating Lease has not expired or otherwise been earlier terminated in accordance with its terms for reasons other than such Foreclosure, Operating Lessee shall attorn to any Subsequent Owner and shall remain bound by all of the terms, covenants and conditions of the Operating Lease, for the balance of the remaining term thereof (and any renewals thereof which may be effected in accordance with the Operating Lease) with the same force and effect as if such Subsequent Owner were the landlord under the Operating Lease and without the payment by such Subsequent Owner of any fees arising from such succession to the interests of Assuming Borrower. Such attornment shall be effective and self-operative as an agreement between Operating Lessee and Subsequent Owner without the execution of any further instruments on the part of any party; provided, however, that at Lender’s request, Operating Lessee shall execute a commercially reasonable instrument confirming such attornment. If any Subsequent Owner shall elect, for any reason whatsoever, to succeed to the interest of Assuming Borrower under the Operating Lease, without terminating the Operating Lease, such Subsequent Owner shall not be (i) liable for any act or omission of any prior landlord (including Assuming Borrower), (ii) subject to any offsets or defenses which Operating Lessee might have against any prior landlord (including Assuming Borrower), or (iii) liable for or bound by any fees, commissions, rent, security deposit, additional rent or other sums or deposits which Operating Lessee might have paid to any prior landlord (including Assuming Borrower). For the purposes of this Agreement, “Foreclosure” shall mean any exercise of the remedies available to the holder of the Deed of Trust, upon a default under the Deed of Trust or other, which results in a transfer of title to or possession of the Property. The term “Foreclosure” shall include, without limitation: (i) a transfer by judicial foreclosure; (ii) a transfer by deed in lieu of foreclosure; (iii) the appointment by a court of a receiver to assume possession of the Property; (iv) a transfer of either ownership or control of either Assuming Borrower or Operating Lessee, by exercise of a stock pledge; (v) a transfer resulting from an order given in a bankruptcy, reorganization, insolvency or similar proceeding; or (vi) any similar judicial or non-judicial exercise of the remedies held by the holder of the Deed of Trust. “Subsequent Owner” shall mean any individual or entity which acquires the fee simple title to or possession of the Property at or through a Foreclosure (together with any successors or assigns thereof), including, without limitation, (i) Lender or its designee, (ii) any purchaser of the Property from Lender, or (iii) any lessee of the Property from Lender (other than Operating Lessee).

(c) Upon a Foreclosure, notwithstanding the rights of Subsequent Owner under Section 8(b) above, unless Subsequent Owner, in its sole and absolute discretion, agrees otherwise, such Foreclosure shall terminate the Operating Lease, without payment of any termination fees, liquidated damages or other fees and charges under the Operating Lease. Operating Lessee expressly agrees that it shall not, in any event, cause or permit any lien, claim of lien, encumbrance or other charge to be placed or asserted against the Property or any portion thereof. Upon any such termination of the Operating Lease by Lender or other Subsequent Owner, Operating Lessee shall promptly remit and deliver to Lender or other Subsequent Owner an accounting of, and all Property, Leases, Rents, Contracts and Collateral then held by or under the control of Operating Lessee (collectively, “Operating Lessee’s Property”). Upon any such termination, Operating Lessee shall afford to Lender or other Subsequent Owner all rights and benefits provided to Operating Lessee under the Operating Lease, including, without limitation, cooperating and assisting Lender or Subsequent Owner in effecting a smooth transition of operational control, assigning to Lender or such Subsequent Owner all operating licenses and permits for the Hotel then issued in Operating Lessee’s name (to the extent assignable) and delivering to Lender (or its designee) or such Subsequent Owner, all keys, locks and safe combinations, reservation lists, ledgers, bank statements for the Property accounts, books and records, insurance policies, and other documents and agreements required for the operation of the Property. If such assignment of licenses and permits is not permitted under applicable law, Operating Lessee shall cooperate with, and provide reasonable assistance to, Lender or such Subsequent Owner in its efforts to obtain food, liquor and other licenses and permits for the normal use and operation of the Property; provided, however, that the foregoing shall not require Operating Lessee to operate the Hotel on behalf of Lender or such Subsequent Owner. Upon the written request of Lender or other Subsequent Owner, Operating Lessee shall periodically, but no more frequently than annually, unless there shall be a continuing Event of Default, execute and deliver a statement, in a form reasonably satisfactory to Lender or such Subsequent Owner, reaffirming Operating Lessee’s obligation to attorn as set forth in this Section 8. For the purposes of this Agreement, “Hotel” shall mean the Hilton Suites Hotel located in Anaheim, California and all related Property.

(d) Lender may at any time, and from time to time, require Assuming Borrower and Operating Lessee to increase the base and percentage rent set forth in the Operating Lease, as Lender determines, in its sole discretion, to ensure that there is sufficient proceeds available to cover any shortfalls.

9. Additional Covenants.

(a) To the knowledge of Original Borrower, no default or Event of Default (as defined in the Deed of Trust) has occurred or is continuing under any of the Loan Documents.

(b) Except as otherwise expressly amended or modified herein or in the documents or instruments delivered by Assuming Borrower to Lender, and except for those representations and warranties which relate to the organization of Original Borrower, to the knowledge of Assuming Borrower, the representations and warranties in the Deed of Trust, the Assignment of Rents, the Note and the other Loan Documents or in any other documents or instruments delivered in connection with the Loan Assumption Agreement, or other documents or instruments delivered in connection with the Loan Documents, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof. To the knowledge of Original Borrower, the representations and warranties made by Original Borrower in the Deed of Trust, the Assignments of Rents, the Note and the other Loan Documents or in any other documents or instruments delivered by Original Borrower in connection with the Loan Assumption Agreement, or any other documents or instruments delivered in connection with the Loan Documents, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

(c) Original Borrower acknowledges that the funds listed below as tax escrow, insurance escrow, and replacement reserve escrow constitute all of the reserve and escrow funds held by Lender as of even date hereof, with respect to the Loan, and authorizes such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower. Original Borrower agrees that it has no further interest in any of the funds retained by Lender in connection with the Loan or on behalf of Original Borrower, including those funds listed below as tax escrow, insurance escrow, and replacement reserve escrow and acknowledges that such funds are to be transferred to an account controlled by Lender for the benefit of Assuming Borrower.

Tax Escrow Account	$124,303.25
Insurance Escrow Account	$124,698.09
Replacement Reserve Escrow Account	$387,892.97

(d) The Federal Tax Identification Number of Assuming Borrower is: 20-5410302

10. Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met to the reasonable satisfaction of Lender:

(a) Fees and Expenses. Assuming Borrower or Original Borrower shall pay, or cause to be paid to Capmark: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, transfer fees, title insurance policy or endorsement premiums or other charges of Title Company and fees and expenses of legal counsel; and (ii) an assumption fee in the amount of ONE HUNDRED THIRTY-SEVEN THOUSAND AND 00/100 DOLLARS ($137,000.00), which represents one percent (1%) of the outstanding principal balance of the Loan as of even date hereof.

(b) Satisfaction of all requirements under the Loan Documents, subject to the approval of Lender and Lender’s counsel, in their sole discretion, as evidenced by Lender’s counsel’s written authorization to the title insurance company endorsing Lender’s title insurance policy to close the contemplated transaction and record to deed of conveyance to Assuming Borrower.

11. No Further Consents. Assuming Borrower and Original Borrower acknowledge and agree that Lender’s consent herein contained is expressly limited to the conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender’s consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property.

12. Default.

(a) Breach. Any breach by Assuming Borrower of any of the representations, warranties and covenants of this Agreement shall constitute a default under this Agreement, the

Deed of Trust, the Assignments of Rents and each other Loan Document; provided, however, that any breach by Original Borrower under the Loan Documents prior to the date hereof shall not result in an Event of Default under the Loan Documents from and after the assumption of the Loan by Assuming Borrower.

(b) Failure to Comply. Assuming Borrower’s failure to fulfill any one of the covenants, conditions and agreements set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

13. Incorporation of Recitals. The Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

14. Property Remains as Security for Lender. All of the Property as described and defined in the Deed of Trust, as amended, shall remain in all respects subject to the lien, charge or encumbrance of the Deed of Trust, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note, the Deed of Trust, the Assignments of Rents, or any of the Loan Documents, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

15. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender’s rights or remedies under the Note or any of the other Loan Documents.

16. References. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents, as modified by this Agreement; and (b) references in the Deed of Trust and the Loan Documents to “Borrower”, “Grantor”, “Mortgagor” or “Maker” shall hereafter be deemed to refer to Assuming Borrower and references in the Deed of Trust and the Loan Documents to “Accommodation Grantor” shall hereafter be deemed to refer to Operating Lessee.

17. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

18. Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

19. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

20. Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitute the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof.

21. Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

22. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but any of which, taken together, will constitute one and the same Agreement.

23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

24. Effective Date. This Agreement shall be effective as of the date first set forth above and thereupon is incorporated into the terms of the Loan Documents and shall be one of the Loan Documents with respect to the Loan.

25. Section 1542 Waiver. In furtherance of the intentions set forth herein, each of the parties acknowledges that it is familiar with Section 1542 of the Civil Code of the State of California which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Each of the parties waives and relinquishes any right or benefit which it has or may have under Section 1542 of the Civil Code of the State of California to the full extent that it may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. In connection with such waiver and relinquishment, each of the parties acknowledges that it is aware that it may hereafter discover claims or facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement or the other party hereto, but that it is its intention hereby fully, finally and forever to settle and release all of the released matters, disputes and differences known or unknown, suspected or unsuspected, which now exist, may exist or heretofore have existed between the parties, except as otherwise expressly provided. In furtherance of this intention, the releases herein given will be and remain in effect as full and complete mutual releases notwithstanding the discovery or existence of any such additional or different claim or fact.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

ASSUMING BORROWER:

KPA HS ANAHEIM LLC, a Delaware limited liability company

By:	/s/ Mark A. Murphy
Name:	Mark A. Murphy
Title:	Vice President and Secretary

STATE OF FLORIDA	)
	)	ss:
COUNTY OF PALM BEACH	)

I, Elizabeth Woodmore, a Notary Public, do hereby certify that Mark A. Murphy, personally known to me to be the Manager of KPA HS Anaheim LLC, a Delaware limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that as such he signed and delivered the said document as his free and voluntary act and deed of said entity, being authorized to do so, for the use and purposes therein set forth. Given under my hand and notarial seal, this 28th day of September, 2006.

Witness my hand and official seal.

My Commission expires:	/s/ Elizabeth Woodmore
12/29/08	Notary Public

[SEAL]

OPERATING LESSEE:

KPA ANAHEIM ORANGE LESSEE LLC, a Delaware limited liability company

By:	/s/ Mark A. Murphy
Name:	Mark A. Murphy
Title:	Vice President and Secretary

STATE OF FLORIDA	)
	)	ss:
COUNTY OF PALM BEACH	)

I, Elizabeth Woodmore, a Notary Public, do hereby certify that Mark A. Murphy, personally known to me to be the Manager of KPA Anaheim Orange Lessee LLC, a Delaware limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that as such he signed and delivered the said document as his free and voluntary act and deed of said entity, being authorized to do so, for the use and purposes therein set forth. Given under my hand and notarial seal, this 28th day of September, 2006.

Witness my hand and official seal.

My Commission expires:	/s/ Elizabeth Woodmore
12/29/08	Notary Public

[SEAL]

ORIGINAL BORROWER:

RLJ ANAHEIM SUITES HOTEL, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel General Partner, LLC, a Delaware limited liability company, its general partner

By:	/s/ Thomas J. Baltimore, Jr.
Name:	Thomas J. Baltimore, Jr.
Title:	President

DISTRICT OF COLUMBIA	)
	)	ss:

I, Deborah J. Crouse, a Notary Public, do hereby certify that Thomas J. Baltimore, Jr., personally known to me to be the President of RLJ Anaheim Suites Hotel General Partner, LLC, a Delaware limited liability company, which is the general partner of RLJ Anaheim Suites Hotel, L.P., a Delaware limited partnership, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that as such he signed and delivered the said document as his free and voluntary act and deed of said entity, being authorized to do so, for the use and purposes therein set forth. Given under my hand and notarial seal, this 28th day of September, 2006.

Witness my hand and official seal.

My Commission expires:	/s/ Deborah J. Crouse
December 14, 2009	Notary Public

[SEAL]

ORIGINAL LESSEE:

RLJ ANAHEIM SUITES HOTEL LESSEE, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel Lessee General Partner, LLC, a Delaware limited liability company, its general partner

By:	/s/ Thomas J. Baltimore, Jr.
Name:	Thomas J. Baltimore, Jr.
Title:	President

DISTRICT OF COLUMBIA	)
	)	ss:

I, Deborah J. Crouse, a Notary Public, do hereby certify that Thomas J. Baltimore, Jr., personally known to me to be the President of RLJ Anaheim Suites Hotel Lessee General Partner, LLC, a Delaware limited liability company, which is the general partner of RLJ Anaheim Suites Hotel Lessee, L.P., a Delaware limited partnership, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that as such he signed and delivered the said document as his free and voluntary act and deed of said entity, being authorized to do so, for the use and purposes therein set forth. Given under my hand and notarial seal, this 28th day of September, 2006.

Witness my hand and official seal.

My Commission expires:	Deborah J. Crouse
December 14, 2009	Notary Public

[SEAL]

LENDER:

WELLS FARGO BANK, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5

By:	Capmark Finance Inc., solely in its capacity as Master Servicer to the Loan

By:	/s/ Jillian M. Brittin
Name:	Jillian M. Brittin
Title:	Vice President

STATE OF Pennsylvania	)
	)	ss:
COUNTY OF Montgomery	)

I, Jean Reese, a Notary Public, do hereby certify that Jillian M. Brittin, personally known to me to be the Vice President of CAPMARK FINANCE INC., a California corporation, Master Servicer, on behalf of WELLS FARGO BANK, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that as such she signed and delivered the said document as her free and voluntary act and deed and the free and voluntary act and deed of said entity, being authorized to do so, for the use and purposes therein set forth. Given under my hand and notarial seal, this 29th day of September, 2006.

Witness my hand and official seal.

My Commission expires:	/s/ Jean Reese
1/12/2010	Notary Public

[SEAL]

SCHEDULE 1

1.	Term Sheet issued by GMAC Commercial Mortgage Corporation to RLJ Urban Lodging REIT, LLC accepted as of May 10, 2005;

2.	Deed of Trust Note, dated as of June 14, 2005, payable by Original Borrower to Original Lender in the original principal amount of Thirteen Million Seven Hundred Thousand and 00/100 Dollars ($13,700,000.00) (the “Note”);

3.	Deed of Trust, Leasehold Deed of Trust, Assignment of Leases and Profits, Security Agreement and Fixture Filing, granted by Original Borrower and Original Lessee to the trustee named thereunder, for the benefit of Original Lender, dated as of June 14, 2005, and recorded on June 15, 2005 as Instrument No. 2005000462710 in the Recorder’s Office (the “Deed of Trust”);

4.	Assignment and Leasehold Assignment of Leases, Rents and Profits from Original Lessee to Original Borrower dated as of June 14, 2005 and recorded as of June 15, 2005 as Instrument No. 2005000462711 in the Recorder’s Office (the “Assignment of Rents”);

5.	Assignment of Assignment and Leasehold Assignment of Leases, Rents and Profits from Original Borrower to Original Lender, dated as of June 14, 2005 and recorded as of June 15, 2005 as Instrument No. 2005000462712 in the Recorder’s Office (the “Assignment of Assignment of Rents”; together with the Assignment of Rents, the “Assignments of Rents”);

6.	UCC-1 Financing Statement, naming Original Lessee as Debtor, Original Borrower as Assignor Secured Party and Original Lender as Total Assignee of Secured Party, recorded June 15, 2005, as Instrument No. 2005000462713 in the Recorder’s Office (as assigned and continued from time to time, the “County Lessee UCC”);

7.	UCC-1 Financing Statement, naming Original Borrower as Debtor and Original Lender as Secured Party, recorded June 15, 2005, as Instrument No. 2005000462714 in the Recorder’s Office (as assigned and continued from time to time, the “County UCC”);

8.	UCC-1 Financing Statement, naming Original Lessee as Debtor, Original Borrower as Assignor Secured Party and Original Lender as Total Assignee of Secured Party, filed June 16, 2005, in the Office of the Secretary of State of the State of Delaware under File No. 5190198 3 (as assigned and continued from time to time, the “DE Lessee UCC”);

9.	UCC-1 Financing Statement, naming Original Borrower as Debtor, Original Lessee as Additional Debtor and Original Lender as Secured Party, filed June 16, 2005, in the Office of the Secretary of State of the State of Delaware under File No. 5190192 6 (as assigned and continued from time to time, the “DE UCC”; the County Lessee UCC, the County UCC, the DE Lessee UCC and the DE UCC are collectively referred to as the “UCC Financing Statements”);

10.	Guaranty of Recourse Obligations and Capital Expenditures, dated as of June 14, 2005, by RLJ Urban Lodging Fund, L.P. and RLJ Urban Lodging Fund (PF #1), L.P., each a Delaware limited partnership (collectively, “Original Guarantor”) for the benefit of Original Lender (the “Guaranty”);

11.	Environmental Indemnity Agreement, dated as of June 14, 2005, executed by Original Borrower and Original Guarantor, in favor of the Original Lender (the “Environmental Indemnity”);

12.	Consent, Subordination and Recognition Agreement, dated as of June 14, 2005, executed by Original Lessee and Tarsadia Hotels, a California corporation, in favor of the Original Lender (the “Manager’s Consent”);

13.	Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, dated as of June 14, 2005 from Original Lessee to Original Borrower (the “Assignment of Contracts”);

14.	Assignment of Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, dated as of June 14, 2005 from Original Borrower to Original Lender (the “Assignment of Assignment of Contracts”; together with the Assignment of Contracts, the “Assignments of Contracts”);

15.	Security Agreement, dated as of June 14, 2005 from Original Lessee to Original Borrower (the “Security Agreement”);

16.	Assignment of Security Agreement, dated as of June 14, 2005 from Original Borrower to Original Lender (the “Assignment of Security Agreement”; together with the Security Agreement, the “Security Agreements”);

17.	Replacement Reserve Agreement, dated as of June 14, 2005 from Original Borrower to Original Lender (the “Replacement Reserve Agreement”); and

18.	Post-closing letter agreement, dated as of June 14, 2005 from Original Borrower to Original Lender (the “Post Closing Agreement”).

EXHIBIT A

Legal Description of Real Property

(attached hereto)